Exhibit 99.2

RESTORERS ACQUISITON, INC.

FINANCIAL STATEMENTS

YEARS ENDED

DECEMBER 31, 2014 and 2013

RESTORERS ACQUISITION, INC.

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

10990 Wilshire Boulevard 16th Floor Los Angeles, CA 90024	310-873-1600 T 310-873-6600 F www.greenhassonjanks.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of

Restorers Acquisition, Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of Restorers Acquisition, Inc. (the company), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting principles used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Restorers Acquisition, Inc. as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United Statements of America.

March 27, 2015

Los Angeles, California

An independent member of HLB International, a worldwide network of accounting firms and business advisors.

RESTORERS ACQUISITION, INC. BALANCE SHEETS

	December 31
	2014	2013
ASSETS
CURRENT ASSETS:
Accounts Receivable – Trade (Net of Allowance for Doubtful Accounts of $22,000 in 2013)	$98,970	$159,219
Inventory	2,128,096	2,174,093
Prepaid Expenses and Other Current Assets	306,831	131,888
Deferred Income Tax Assets	156,000	137,000

TOTAL CURRENT ASSETS	2,689,897	2,602,200

PROPERTY AND EQUIPMENT (Net)	35,935	62,211

OTHER ASSETS:
Debt Issuance Costs (Net)	27,255	55,469

TOTAL ASSETS	$2,753,087	$2,719,880

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Book Overdraft	$223,546	$198,279
Accounts Payable	753,620	464,660
Line of Credit	340,000	—
Accrued Expenses and Other Liabilities	68,801	169,562
Related Party Payables	26,291	19,733

TOTAL CURRENT LIABILITIES	1,412,258	852,234

OTHER LIABILITIES:
Deferred Income Tax Liabilities	16,000	23,000
Line of Credit	—	465,615

TOTAL OTHER LIABILITIES	16,000	488,615

TOTAL LIABILITIES	1,428,258	1,340,849

COMMITMENTS & CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common Stock - $0.01 Par Value, 5,000 Shares Authorized; 573 Shares Issued and Outstanding at December 31, 2014 and 2013.	6	6
Additional Paid-In Capital	588,709	588,709
Retained Earnings	736,114	790,316

TOTAL STOCKHOLDERS’ EQUITY	1,324,829	1,379,031

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,753,087	$2,719,880

  The Accompanying Notes are an Integral Part of These Financial Statements

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RESTORERS ACQUISITION, INC. STATEMENTS OF OPERATIONS
	Years Ended December 31
	2014		2013
	Amount	% of Net Sales	Amount	% of Net Sales

NET SALES	$11,314,990	100.0	$12,070,151	100.0

COST OF SALES	6,287,162	55.6	6,493,449	53.8

GROSS PROFIT	5,027,828	44.4	5,576,702	46.2

OPERATING EXPENSES:
Selling	2,789,103	24.6	2,738,988	22.7
General and Administrative	1,968,871	17.4	1,883,503	15.6

TOTAL OPERATING EXPENSES	4,757,974	42.0	4,622,491	38.3

INCOME FROM OPERATIONS	269,854	2.4	954,211	7.9

OTHER EXPENSES:
Interest Expense	54,608	0.5	108,569	0.9
Other Expenses	295,448	2.6	246,907	2.0

TOTAL OTHER EXPENSES	350,056	3.1	355,476	2.9

INCOME (LOSS) BEFORE PROVISION FOR (BENEFIT FROM) INCOME TAXES	(80,202)	(0.7)	598,735	5.0

Provision for (Benefit from) Income Taxes	(26,000)	(0.2)	189,000	1.6

NET INCOME (LOSS)	$(54,202)	(0.5)	$409,735	3.4

The Accompanying Notes are an Integral Part of These Financial Statements

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RESTORERS ACQUISITION, INC. STATEMENTS OF STOCKHOLDERS’ EQUITY Years Ended December 31, 2014 and 2013
	Common Stock		Additional Paid-In Capital
	Number of Shares	Amount		Retained Earnings	Stockholders’ Equity

Balance at January 1, 2013	595	$6	$603,809	$380,581	$984,396

Purchase of Common Stock	(22)	—	(15,100)	—	(15,100)
Net Income	—	—	—	409,735	409,735

BALANCE AT DECEMBER 31, 2013	573	6	588,709	790,316	1,379,031

Net Loss	—	—	—	(54,202)	(54,202)

BALANCE AT DECEMBER 31, 2014	573	$6	$588,709	$736,114	$1,324,829

The Accompanying Notes are an Integral Part of These Financial Statements

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RESTORERS ACQUISITION, INC. STATEMENTS OF CASH FLOWS
	Years Ended December 31
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$(54,202)	$409,735
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and Amortization	27,943	27,177
Amortization of Debt Issuance Costs	38,982	11,094
Reversal of Allowance for Doubtful Accounts	(22,000)	—
Deferred Income Tax Benefit	(26,000)	(68,000)
(Increase) Decrease in:
Accounts Receivable – Trade	82,249	(65,548)
Inventory	45,997	130,147
Prepaid Expenses and Other Current Assets	(176,610)	135,965
Increase (Decrease) in:
Book Overdraft	25,267	198,279
Accounts Payable	288,960	(365,688)
Accrued Expenses and Other Liabilities	(100,761)	(61,793)
Related Party Payables	6,558	(99,542)

NET CASH PROVIDED BY OPERATING ACTIVITIES	136,383	251,826

CASH FLOWS USED IN INVESTING ACTIVITY:
Acquisition of Property and Equipment	—	(12,990)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt Issuance Costs	(10,768)	(66,563)
Net Proceeds from (Repayments on) Line of Credit	(125,615)	465,615
Principal Payments on Long-Term Debt – Related Party	—	(1,187,437)
Purchase of Common Stock	—	(15,100)

NET CASH USED IN FINANCING ACTIVITIES	(136,383)	(803,485)

NET DECREASE IN CASH	—	(564,649)

Cash – Beginning of Year	—	564,649

CASH – END OF YEAR	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash Paid During the Year for:
Interest	$54,608	$108,569
Income Taxes	131,000	132,000

The Accompanying Notes are an Integral Part of These Financial Statements

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RESTORERS ACQUISITION, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	NATURE OF OPERATIONS

Restorers Acquisition, Inc. (the company) was incorporated on October 5, 2010 under the laws of the State of Delaware and is a majority-owned subsidiary of Scrubs AC LLC. The company is primarily a retail seller of home improvement and restoration products. The company sells over the internet through the domain name of www.Vandykes.com and through direct mail catalogs. The company’s receiving, accounts receivable, warehousing and shipping functions are operated by an outside logistics company located in Missouri.

(b)	MANAGEMENT’S USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to use certain estimates and assumptions. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses during the reporting period. Although management believes its estimates are appropriate, changes in assumptions utilized in preparing such estimates could cause these estimates to change sometime in the future.

(c)	CASH

The company maintains its cash in bank deposit accounts which, at times, may exceed federally-insured limits. The company has not experienced any losses in such accounts. The company believes it is not exposed to any significant credit risk regarding cash.

(d)	TRADE AND OTHER RECEIVABLES

Receivables are recorded when billed or accrued and represent claims against third parties that will be settled in cash. The carrying value of receivables, net of the allowance for doubtful accounts, represents their estimated net realizable value. The allowance for doubtful accounts is estimated based on historical collection trends, type of customer, the age of outstanding receivables and existing economic conditions. If events or changes in circumstances indicate that specific receivable balances may be impaired, further consideration is given to the collectability of those balances and the allowance is adjusted accordingly. Past due receivable balances are written-off when internal collection efforts have been unsuccessful in collecting the amount due.

(e)	INVENTORY

Inventory is valued at the lower of cost or market using the Weighted Average method of determining cost.

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RESTORERS ACQUISITION INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(f)	PROPERTY AND EQUIPMENT

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation has been provided by using the straight-line method over the estimated useful lives of the assets as follows:

Computer Equipment	3 - 5 Years
Computer Software	3 Years

The cost of maintenance and repairs is charged to operations as incurred while renewals and betterments are capitalized.

(g)	DEBT ISSUANCE COSTS

Debt issuance costs are amortized by use of the straight-line method over the anticipated maturity of the related loans.

(h)	INTANGIBLE ASSETS

Intangibles with finite useful lives are carried at estimated fair value at the date of the business combination, net of accumulated amortization. These assets are assessed for impairment upon the occurrence of a triggering event. Intangible assets (net) of $17,985 and $19,652 are included in prepaid expenses and other current assets at December 31, 2014 and 2013, respectively. Amortization has been provided by using the straight-line method over the estimated useful lives of the assets as follows:

Trade Name	15 Years

(i)	ADVERTISING

The company expenses pay-per-click advertising costs as they are incurred. Catalog costs are capitalized and are recognized as an expense over the expected future benefit period. As of December 31, 2014 and 2013, catalog costs included in prepaid expenses and other assets amounted to $252,665 and $98,909, respectively. Total advertising costs for the years ended December 31, 2014 and 2013, amounted to $1,844,560 and $1,756,754, respectively.

(j)	SHIPPING AND HANDLING COSTS

The company includes shipping and handling fees billed to customers in net sales. Shipping and handling costs are expensed as incurred and included in cost of sales.

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RESTORERS ACQUISITION INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(k)	INCOME TAXES

Income taxes are provided on income reported in the financial statements and adjusted for transactions that do not enter the computation of income tax payable.

Deferred income taxes are recognized for the tax consequences of “temporary differences” by applying currently enacted statutory tax rates applicable to future years’ differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred income taxes of a change in tax rates is recognized in the period that includes the enactment date.

A valuation allowance is provided against deferred income tax assets when their estimated realization is uncertain.

In accordance with the accounting pronouncement, Accounting for Uncertainty in Income Taxes, the company recognizes the effect of income tax positions only if those positions are more likely than not to be sustained. Recognized income tax positions are measured at the largest amount that has a greater than 50% likelihood of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

The company is subject to U.S. federal income tax and state income tax examinations by tax authorities for all fiscal years in operation including the period ended December 31, 2010, which represents the company’s first taxable year of operations.

(l)	STOCK-BASED COMPENSATION

The Company accounts for stock-based awards to employees using the fair value method using a Black-Scholes valuation model.

Determining the estimated fair value of share-based awards is subjective in nature and involves the use of significant estimates and assumptions, including the term of the share-based awards, risk-free interest rates over the vesting period, expected dividend rates, the price volatility of the company’s shares and forfeiture rates of the awards. The company bases its fair value estimates on assumptions it believes to be reasonable but that are inherently uncertain. Stock-based compensation expense for both the years ended December 31, 2014 and 2013 was not material to the financial statements and, thus, was not recorded.

(m)	SUBSEQUENT EVENTS

The company has evaluated events and transactions occurring subsequent to the balance sheet date of December 31, 2014, for items that should potentially be recognized or disclosed in these financial statements. The evaluation was conducted through March 27, 2015, the date these financial statements were available to be issued. No such material events or transactions were noted to have occurred.

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RESTORERS ACQUISITION INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

	2014	2013
Computer Equipment	$13,610	$17,991
Computer Software	96,865	99,821

TOTAL	110,475	117,812

Less: Accumulated Depreciation	(74,540)	(55,601)

PROPERTY AND EQUPIMENT (NET)	$35,935	$62,211

Depreciation expense charged to operations for the years ended December 31, 2014 and 2013 amounted to $26,276 and $25,510, respectively.

NOTE 3 – DEBT ISSUANCE COSTS

Debt issuance costs consist of the following:

	2014	2013
Debt Issuance Costs	$77,331	$66,563
Less: Accumulated Amortization	(50,076)	(11,094)

DEBT ISSUANCE COSTS (NET)	$27,255	$55,469

During the years ended December 31, 2014 and 2013, the company incurred debt issuance costs totaling $10,768 and $66,563, respectively, in connection with obtaining the line of credit. Estimated amortization expense for the year ended December 31, 2015 is $27,255.

NOTE 4 – LINE OF CREDIT

During August 2013, the company obtained a revolving line of credit from a bank (the line) providing for maximum borrowings of $2,000,000. The line is collateralized by substantially all the assets of the company. Interest is payable monthly at LIBOR plus 3.50%. LIBOR was approximately 0.13% as of December 31, 2014. The amount outstanding under the line at December 31, 2014 and 2013 was $340,000 and $465,615, respectively. There was $1,660,000 available on the line as of December 31, 2014. The line matures in August 2015 and all unpaid principal is due on maturity. The line contains various covenants and restrictions including, but not limited to, the maintenance of certain equity and profitability ratios.

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RESTORERS ACQUISITION INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

NOTE 5 – INCOME TAXES

The provision for (benefit from) income taxes for the years ended December 31 consists of the following:

	2014	2013
Current – Federal	$—	$250,000
Current – State	—	7,000
Deferred Income Tax Benefit	(26,000)	(68,000)

PROVISION FOR (BENEFIT FROM) INCOME TAXES	$(26,000)	$189,000

Deferred income tax assets (liabilities) are comprised of the following at December 31:

	2014	2013
DEFERRED INCOME TAX ASSETS:
Allowance for Doubtful Accounts	$—	$9,000
Inventory Capitalization	86,000	61,000
Inventory Valuation Allowance	62,000	110,000
Net Operating Loss Carryforwards	106,000	—

TOTAL DEFERRED INCOME TAX ASSETS	254,000	180,000

DEFERRED INCOME TAX LIABILITIES:
Accumulated Depreciation and Amortization	(15,000)	(24,000)
Prepaid Expenses	(98,000)	(42,000)
State Taxes	(1,000)	—

TOTAL DEFERRED INCOME TAX LIABILITIES	(114,000)	(66,000)

NET DEFERRED INCOME TAXES	$140,000	$114,000

DEFERRED INCOME TAX ASSETS (LIABILITIES):
Current	$156,000	$137,000
Non-Current	(16,000)	(23,000)

NET DEFERRED INCOME TAXES ASSETS	$140,000	$114,000

The difference between the provision for (benefit from) income taxes as a percentage of income before provision for (benefit from) income taxes and the federal statutory rate of 34% is due primarily to state income taxes.

At December 31, 2014, the company has net operating loss carryforwards available to be utilized for federal income tax purposes of approximately $311,000. These will begin to expire in the year 2034.

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RESTORERS ACQUISITION INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

NOTE 6 – RELATED PARTY TRANSACTIONS

On October 16, 2010, the company entered into an agreement with Scrubs AC, Inc. (Scrubs), a company related to the majority stockholder by common ownership, to provide management services. This agreement, amended in May 2013, terminated on June 30, 2013. Scrubs provided the company with financial managerial, strategic, and operational advice in addition to assistance in connection with its day-to-day operations. The total expense incurred for these services for the years ended December 31, 2014 and 2013 totaled $91,917 and $250,886, respectively and is included in general and administrative expenses. As of December 31, 2014 and 2013, there was $2,652 and $19,414, respectively, due to Scrubs and is included in related-party payables.

On June 1, 2013, the company entered into an agreement with J&P Park Acquisitions, Inc. (JPPA), a BCP II company related to the majority shareholder by some common ownership, to provide additional management services including finance, marketing, accounting, human resources, administration, information technology services and use of office space. During the years ended December 31, 2014 and 2013, the company was charged $868,562 and $647,044, respectively, for labor and operational support and $43,200 and $32,700, respectively, for the use of certain office space in JPPA's facility. As of December 31, 2014 and 2013, there was $23,639 and $319 due to JPPA and included in related party payables. The agreement with JPPA was amended on October 1, 2014 and is terminable upon mutual consent of both parties.

Blackstreet Capital Management (BCM) (Blackstreet), a company related to the majority stockholder with some minority common ownership, provides management advice, business consulting and general oversight of the company’s operations throughout the year under an agreement executed on October 16, 2010 and amended on April 1, 2012. Under the agreement the company committed to pay the greater of $200,000 per year (increasing 5% per year) or 5% of EBITDA for these services until the company and BCM mutually agree to terminate the commitment. For the years ended December 31, 2014 and 2013, the company had management services fees of $234,332 and $223,143, respectively. The company is required to pay BCM a 2% fee of the amount of funds committed in any debt or equity financing from a third party as compensation for services in securing the financing. The company had expenses related to financing fees of $40,000 for the year ended December 31, 2013. In the event of an acquisition of another company, the company is required to pay a fee of $400,000 for acquisition and turnaround services to BCM, and would be subject to an increase of $60,000 per acquisition to the management fee amount described above. If a majority interest in the company is sold, a fee equal to three years of management fees is payable to BCM.

During the year ended December 31, 2013, the company repaid all of the promissory notes – majority stockholder and was charged interest totaling $89,262.

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RESTORERS ACQUISITION INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

NOTE 7 – STOCK OPTIONS

On April 1, 2011, the company adopted the 2011 stock option plan (the plan). The plan provides for the award of stock options to purchase common stock of the company. The aggregate amount of shares available for issuance under this plan may not exceed 3,000 shares. Options awarded vest over ten years with no vesting in the first year. The options will also vest immediately upon a sale of the company, once vested; the options may be exercised at any point for ten years.

Stock option activity for 2014 and 2013 was as follows:

	Stock Options	Weighted- Average Exercise Price	Average Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding at January 1, 2013	9.0	$6,500	9.5	$45,452

Granted	5.8	6,426	11.0	2,702
Forfeited	(4.5)	(6,500)		(22,726)

OUTSTANDING AT DECEMBER 31, 2013	10.3	6,477	9.4	25,428

Granted, Exercised or Forfeited	—	—	—	—

OUTSTANDING AT DECEMBER 31, 2014	10.3	$6,477	9.4	$25,428

The following assumptions were used in the Black-Scholes model to value the options at grant date during the year ended December 31, 2013:

Expected Life	11 Years
Risk-Free Interest Rate	3.25%
Dividend Yield	0%
Expected Volatility	100%

The compensation expense related to these options for the years ended December 31, 2014 and 2013 was not material to the financial statements and, thus, was not recorded.

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RESTORERS ACQUISITION INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

NOTE 8 – OTHER EXPENSES

Other expenses consist of the following:

	2014	2013
Amortization	$1,667	$12,761
Management Fees – Blackstreet	234,332	223,143
Board of Directors Fees	37,084	32,537
Miscellaneous Expense (Income)	22,365	(21,534)

TOTAL OTHER EXPENSES	$295,448	$246,907

NOTE 9 – COMMITMENTS AND CONTINGENCIES

The company has an agreement with a third party fulfillment provider located in Missouri that is in effect through January 31, 2016. There is an option to renew the agreement for a two year extension, 120 days before the end of the initial term and subject to potential changes in cost structures.

The fulfillment provider receives and stores inventory, performs daily cycle counts, picks, packs and ships customer orders. Additional services such as, order taking, processing of customer payments, personalization, customer services, and order processing are also performed by the fulfillment provider.

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RESTORERS ACQUISITION, INC.

SUPPLEMENTARY INFORMATION

YEARS ENDED

DECEMBER 31, 2014 AND 2013

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10990 Wilshire Boulevard 16th Floor Los Angeles, CA 90024	310-873-1600 T 310-873-6600 F www.greenhassonjanks.com

INDEPENDENT AUDITOR’S REPORT

ON SUPPLEMENTARY INFORMATION

To the Board of Directors of

Restorers Acquisition, Inc.

We have audited the financial statements of Restorers Acquisition, Inc. as of and for the years ended December 31, 2014 and 2013, and our report thereon dated March 27, 2015, which expressed an unmodified opinion on those financial statements, appears on Page 1. Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The capitalization table for the years ended December 31, 2014 and 2013 are presented for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

March 27, 2015

Los Angeles, California

An independent member of HLB International, a worldwide network of accounting firms and business advisors.

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RESTORERS ACQUISITION, INC.

CAPITALIZATION TABLE

As of December 31, 2014 and 2013

Shareholder	Shares Held	Equity Ownership	Fully Diluted Ownership	Weighted Average Original / Strike Price
Scrubs AC, LLC	528.5	92.3%	90.6%	$1,063
Minority member	26.8	4.7%	4.6%	605
Minority member	17.5	3.1%	3.0%	605
Subtotal Outstanding Shares	572.8	100.0%	98.2%

Options:
Minority member	4.5		0.8%	6,500
Minority member	5.8		1.0%	6,426
Subtotal Options	10.3		1.8%

Total Fully Diluted Shares	583.1		100.0%

See Independent Auditor’s Report on Supplementary Information

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